UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Inpixon 2018 Employee Stock Incentive Plan

On October 4, 2021, the board of directors (the “Board”) of Inpixon (the “Company”) approved an amendment (the “Plan Amendment”) to the Company’s 2018 Employee Stock Incentive Plan, as amended (the “Plan”), to (i) increase the total number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) currently reserved and available for grant by 21,269,927 shares resulting in the increase of the number of shares of Common Stock reserved and available for grant under the Plan to 40,000,000 and (ii) increase the maximum number of shares of Common Stock that may be issued in connection with quarterly evergreen increases under the Plan from 1,500,000 shares of Common Stock to 3,000,000. In addition, the Plan Amendment limited that the aggregate number of shares of Common Stock underlying the awards issued under the Plan and the aggregate number of shares issued in the form of incentive stock options to 120,000,000 shares (the “Total Limit”) and set forth the methodology of the determination of the Total Limit.

The Board submitted the Plan Amendment to the stockholders of the Company for approval at the Company’s 2021 annual meeting of stockholders held on November 16, 2021 (the “Annual Meeting”). As disclosed in Item 5.07 of this Current Report on Form 8-K, the Plan Amendment was approved by the stockholders at the Annual Meeting. For a description of the terms and conditions of the Plan Amendment, see “Proposal Six — Approval of the Amendment of 2018 Employee Stock Incentive Plan” of the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2021 (the “Proxy Statement”).

The foregoing description of the Plan Amendment is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

On November 18, 2021, the Company filed a certificate of amendment to the Company’s articles of incorporation, as amended (the “Articles of Incorporation”), with the Secretary of State of the State of Nevada to increase the number of authorized shares of Common Stock from 250,000,000 to 2,000,000,000 shares (the “Share Increase Amendment”).

As disclosed in item 5.07 of this Current Report on Form 8-K, the Share Increase Amendment was approved by the Company’s stockholders at the Annual Meeting. For a description of the Share Increase Amendment, see “Proposal Three — Approval of the Authorized Shares Increase” of the Proxy Statement.

The foregoing description of the Share Increase Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Increase Amendment a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On November 16, 2021, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on nine (9) proposals, each of which is described in more detail in the Proxy Statement. At the beginning of the Annual Meeting, there were 51,789,355 shares of Common Stock and 58,750 shares of Series 7 Convertible Preferred Stock of the Company (“Series 7 Preferred Stock”) present or represented by proxy at the Annual Meeting, which represented approximately 60.24% of the combined voting power of the shares of Common Stock and Series 7 Preferred Stock entitled to vote at the Annual Meeting (voting together as a single class), and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on September 17, 2021 (the “Record Date”), and holders of the Series 7 Preferred Stock were entitled to 800 votes for each share held as of the Record Date.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal 1. Election of Directors.

Nominee	For	Against	Abstentions	Broker Non-Votes
Nadir Ali	67,080,002	3,909,349	3,434,288	24,365,716
Wendy Loundermon	67,679,785	3,066,734	3,677,120	24,365,716
Leonard A. Oppenheim	63,715,731	7,057,095	3,650,813	24,365,716
Kareem M. Irfan	62,760,603	8,031,275	3,631,761	24,365,716
Tanveer A. Khader	63,298,315	7,483,083	3,642,241	24,365,716

Each of the above nominees was elected to serve as a director until the next annual meeting or until the election and qualification of his or her successor.

Proposal 2. Ratification of Marcum LLP as the Company’s independent registered public accounting firm to audit the financial statements for the fiscal year ending December 31, 2021.

For	Against	Abstentions
91,681,877	3,182,746	3,924,732

There were no broker non-votes on this proposal.

The stockholders ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Proposal 3. Approval of the increase of the number of authorized shares of Common Stock from 250,000,000 to 2,000,000,000 shares.

For	Against	Abstentions
85,564,879	12,999,953	224,523

There were no broker non-votes on this proposal.

The stockholders approved the amendment to the Articles of Incorporation to increase the number of authorized shares of common stock.

Proposal 4. Approval of Issuance of Earnout Shares pursuant to Nasdaq Listing Rule 5635(c), as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
63,806,178	6,843,322	3,774,139	24,365,716

The stockholders approved the issuance of the Earnout Shares.

Proposal 5. Approval of the Amendment of Articles of Incorporation to extend the permitted period of time between a record date and a stockholder’s meeting, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
68,017,411	2,581,955	3,824,273	24,365,716

The stockholders did not approve the amendment to the Articles of Incorporation permit additional time between a record date and a stockholder’s meeting.

Proposal 6. Approval of the Amendment of the 2018 Employee Stock Incentive Plan, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
62,381,377	8,430,596	3,611,666	24,365,716

The stockholders approved the Amendment of the 2018 Employee Stock Incentive Plan.

Proposal 7. Approval of the amendment to the Bylaws to decrease the quorum requirement, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
66,604,997	4,403,194	3,415,448	24,365,716

The stockholders did not approve the amendment to the Bylaws to decrease the quorum requirement.

Proposal 8. Approval of the amendment to the Bylaws to allow the Board to amend the quorum requirement for stockholders’ meetings, as more fully described in the Proxy Statement.

For	Against	Abstentions	Broker Non-Votes
61,860,129	9,130,198	3,433,312	24,365,716

The stockholders did not approve the amendment to the Bylaws to amend the quorum requirement for stockholders’ meetings

Proposal 9. Authorization to adjourn the Annual Meeting.

For	Against	Abstentions
83,711,349	11,404,697	3,673,309

There were no broker non-votes on this proposal.

The stockholders approved the authorization to adjourn the Annual Meeting.

Item 8.01 Other Events.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on September 13, 2021, the Company entered into a Securities Purchase Agreement on September 13, 2021 with certain institutional investors named therein, pursuant to which the Company agreed to issue and sell in a registered direct offering (i) 58,750 shares of the Company’s newly designated Series 7 Convertible Preferred Stock, and (ii) related warrants to purchase up to an aggregate of 47,000,000 shares of Common Stock (the “Warrants”). The shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) were to be either registered and issued by the Company or issued pursuant to an exemption from such registration, provided that the Warrants were to have become exercisable commencing on the effective date upon which the Company would have had sufficient number of authorized shares of Common Stock to permit the full exercise of the Warrants (a “Capital Event”).

The Share Increase Amendment, as reported herein, qualifies as the Capital Event. Accordingly, the Company will file a prospectus supplement and related prospectus registering the issuance of the Warrant Shares pursuant to an effective shelf registration statement on Form S-3 (File No. 333-256827), which was declared effective on June 17, 2021. Attached hereto as Exhibit 5.1 is the opinion of Mitchell Silberberg & Knupp LLP relating to the legality of the Warrant Shares.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Articles of Incorporation increasing the number of authorized shares of Common Stock from 250,000,000 to 2,000,000,000 filed with the Secretary of State of the State of Nevada on November 18, 2021
5.1	Opinion of Mitchell Silberberg & Knupp LLP
10.1	Amendment to the Inpixon 2018 Employee Stock Incentive Plan
23.1	Consent of Mitchell Silberberg & Knupp LLP (included in Exhibit 5.1)
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: November 19, 2021	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer